UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 4, 2013

INVENSENSE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35269	01-789977
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1745 Technology Drive

San Jose, California 95110

(Address of principal executive offices)

(408) 988-7339

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 4, 2013 the board of directors (the “Board”) of InvenSense, Inc. (the “Company”) appointed Mr. Eric Stang to the Board. The election of Mr. Stang increases the size of the Company’s board to seven members. Mr. Stang was appointed as a Class III director. His term will expire at the 2014 annual meeting of the Company’s stockholders or until his successor has been elected or appointed. Mr. Stang was also appointed to the Compensation Committee and Nominating and Corporate Governance Committee of the Board.

In connection with the election of Mr. Stang to the Board, the Board affirmatively determined that Mr. Stang satisfies the definition of “independent director” under Section 303A of the New York Stock Exchange Listed Company Manual.

In accordance with the Company’s director compensation arrangements applicable to all non-employee directors, Mr. Stang will receive an annual cash retainer of $25,000 for serving as a director on the Board and an annual retainer of $5,000 for his service on the Compensation Committee and $3,000 for his service on the Nominating and Corporate Governance Committee. In addition, under the Company’s 2011 Equity Incentive Plan, Mr. Stang will receive a nonstatutory stock option to purchase 90,000 shares of the Company’s common stock. 1/48th of the shares of common stock covered by the nonstatutory stock option shall vest monthly over forty-eight (48) months from the date of Mr. Stang’s election to the Board. Mr. Stang will be eligible to receive additional grants of 20,000 nonstatutory options on each anniversary of the date on which he joins the Board once his initial option grant has fully vested. The Company and Mr. Stang will enter into the Company’s standard form of Indemnification Agreement between the Company and a director.

Item 8.01	Other Events.

On September 4, 2013 , the Company issued a press release announcing Mr. Stang’s election to the Board. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed herewith:

Exhibit Number	Description

99.1	Press release dated September 4, 2013 entitled “Eric Stang joins InvenSense, Inc. Board of Directors”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 4, 2013.	INVENSENSE, INC.

	By:	/s/ Alan Krock
	Name:	Alan Krock
Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated September 4, 2013 entitled “Eric Stang Joins InvenSense, Inc. Board of Directors”